EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hampshire Group, Limited (the “Company”) on Form 10-Q for the period ended June 28, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Trey A. Darwin, Vice President and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Trey A. Darwin
Trey A. Darwin
Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Hampshire Group, Limited
August 12, 2014